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                                                                   Exhibit 10.2

                STOCK REPURCHASE AND NOTES CANCELLATION AGREEMENT

         This Stock Repurchase and Notes Cancellation Agreement (the "Agreement") is made and entered into as of April 29th, 2002 (the "Effective Date") by and between Lexar Media, Inc., a Delaware corporation (the "Company"), and Petro Estakhri ("Seller").

                                 R E C I T A L S

         WHEREAS, Seller has previously delivered to the Company a Secured Full Recourse Promissory Note dated April 3, 1998 in the principal amount of $40,000; a Secured Full Recourse Promissory Note dated June 5, 1998 in the principal amount of $86,102.72; a Note Secured by Stock Pledge Agreement dated December 2, 1999 in the amount of $96,371.84; and a Secured Full Recourse Promissory Note dated January 17, 2000 in the amount of $400,000 (collectively the "Notes");

         WHEREAS, as of the Effective Date, the obligation of Seller to the Company pursuant to the Notes (including outstanding and unpaid principal and interest) is $723,769.84 (the "Loan Obligation");

         WHEREAS, the Loan Obligation is secured by a pledge of the Stock to the Company pursuant to a Stock Pledge Agreement by and between Seller and the Company (the "Stock Pledge Agreement");

         WHEREAS, the terms of the Notes and the Stock Pledge Agreement, each as amended, provide that a portion of the Stock may be released from the security interest granted under the Stock Pledge Agreement upon partial repayment of the Loan Obligation; and

         WHEREAS, the Seller wishes to sell 232,724 shares of the Stock to the Company (the "Shares") in exchange for satisfaction and cancellation of indebtedness due under the Notes, and the Company wishes to purchase the Shares from Seller.

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

         1.       Purchase and Sale of Shares.

                  1.1 Purchase. Subject to the terms and conditions set forth herein, effective upon the Effective Date, Seller hereby sells, transfers, assigns and delivers to the Company, and the Company purchases from Seller, the Shares free and clear of all liens, encumbrances, security interests, equities, claims, options, licenses, charges and assessments, for a purchase price per share equal to $3.11, which is equal to the closing price of the Company's common stock as of the Effective Date, and a total purchase price equal to $723,771.64 (the "Purchase Price"). Concurrently herewith, Seller shall deliver to the Company all stock certificates representing the Shares (the "Stock Certificate") for cancellation and a stock power, in the form attached as Exhibit A hereto (the "Stock Power"), duly signed by Seller.


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                  1.2      Full  Consideration.  The  parties  agree that the
full consideration for the purchase hereunder by the Company of the Shares is the delivery of the Purchase Price by the Company pursuant to Section 1.1 of this Agreement.

                  1.3 Fair Value. The parties agree that they have used their respective best judgment to determine the fair value to that party of the consideration being provided and received pursuant to this Agreement. The parties acknowledge that such judgments were made independently of each other based upon that party's assessment and view of the consideration being received and provided.

                  1.4 No Additional Consideration. Except for the Purchase Price, Seller acknowledges and agrees that Seller is neither owed nor entitled to any additional compensation or consideration from the Company or its directors, officers, employees, agents, representatives or stockholders with respect to the purchase and sale of the Shares.

         2. Cancellation of Notes. The parties agree that as payment in full of the Purchase Price due pursuant to Section 1.1 of the Agreement, the Company will, effective upon the Effective Date, discharge Seller from all of Seller's obligations pursuant to the Notes and deliver the Notes to Seller for cancellation. In the event that the Purchase Price is greater than the Loan Obligation, then the Company shall deliver a check to the Seller in the amount of such difference.

         3. Representations and Warranties of Seller. Seller hereby represents and warrants to the Company as follows:

                  3.1 Ownership of the Shares. On the Effective Date, Seller is the lawful record and beneficial owner of, and has good and marketable title to, the Shares. On the Effective Date, the Shares are owned by Seller free and clear of all liens, encumbrances, security interests, equities, claims, options, licenses, charges and assessments, and are subject to no restrictions with respect to transferability by Seller to the Company except compliance with applicable securities laws. On the Effective Date, the Shares are fully vested and no longer subject to the Company's right of repurchase. Pursuant to this Agreement and the Stock Power, Seller shall convey to the Company good and marketable title in and to the Shares.

                  3.2 Authority. Seller has taken all action required by Seller necessary for the authorization, execution, delivery of and performance of all obligations of Seller under this Agreement. Seller represents that this Agreement is a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The execution and delivery of, and the performance of the obligations under, this Agreement by Seller do not and will not contravene or result in any breach of any law or of any regulation, order, writ, injunction or decree of any court, tribunal, governmental body, authority, agency or instrumentality applicable to Seller or the Shares, nor do or will such execution, delivery or performance violate, conflict with or result in

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(or with notice or lapse of time or both result in) a breach of or default under any term or provision of any agreement or contract, oral or written, to which Seller is a party or is bound or to which the Shares are subject.

                  3.3 Disclosure. Seller has had an opportunity to seek the advice of, and has sought and consulted with, legal counsel and such other advisors, including investment experts, as Seller deemed appropriate with regard to the sale of the Shares and with regard to the other terms of this Agreement. Seller and Seller's advisors have had a reasonable opportunity to obtain from the Company additional information, to the extent possessed by the Company or obtainable by the Company without unreasonable effort or expense. To the best of Seller's knowledge and belief, all information requested has been provided to the full satisfaction of Seller.

                  3.4 Brokers. No broker, finder or other person is entitled to any broker's, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby by reason of any claim arising by, through or under Seller.

                  3.5 Adequacy of Consideration. The consideration Seller is receiving in exchange for the consideration Seller is giving under this Agreement is fair, just and reasonable. Seller believes that the Company's business is subject to high risks and Seller is aware that the value of the Shares is subject to considerable potential fluctuation and may now, or in the future, have an actual value substantially above, or below, the valuation ascribed to such Shares by the parties under this Agreement and it is possible that Seller might realize a higher value for the Shares if Seller held them for an additional period. In making Seller's determination to enter into this Agreement, Seller has relied on Seller's own advisors and their judgments and diligence, and on the representations and warranties of the Company contained herein and not on any advice or other information provided by the Company or its advisors.

                  3.6 Differing Valuations. Seller understands and acknowledges that Seller and the Company may have differing views of the current and likely future value of the Shares. Seller further acknowledges that, except for the representations and warranties explicitly set forth herein, the Company is not and has not made any statement, representation or warranty to Seller concerning: (i) the fairness or adequacy of the consideration given or received under this Agreement; (ii) the current or likely future value of the Shares;
(iii) the markets, business, products, management, technical or marketing capabilities, financial affairs or prospects of the Company; or (iv) any other matter that has been relied upon by Seller or Seller's advisors in assessing the value of the Shares or determining whether to enter into this Agreement upon the terms and conditions set forth herein.

                  3.7      Miscellaneous Representations.

                           (a)      Seller and Seller's  advisors have such
knowledge and experience in financial, tax, legal and business matters to enable Seller to evaluate the merits and risks of the transactions contemplated hereunder and to make an informed decision with respect thereto to assess the value of the Shares and the consideration Seller is receiving hereunder and the advisability of such transactions.

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                           (b)      Seller  understands  that  the  tax and
accounting consequences to Seller of the transactions contemplated hereunder depends on Seller's own circumstances and Seller has consulted Seller's own legal counsel and accountants with respect thereto and has not received or relied on any advice from the Company or its agents or representatives.

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to Seller as follows:

                  4.1 Authority. The Company represents and warrants that all action, corporate or otherwise, required by the Company, including by its directors, stockholders and officers, necessary for the authorization, execution, delivery of and performance of all obligations of the Company under this Agreement, has been taken or will have been taken by the date hereof. The Company further represents that this Agreement is a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The execution and delivery of, and the performance of the obligations under, this Agreement by the Company do not and will not contravene or result in any breach of any law or of any regulation, order, writ, injunction or decree of any court, tribunal, governmental body, authority, agency or instrumentality applicable to, the Company, nor do or will such execution, delivery or performance violate, conflict with or result in (or with notice or lapse of time or both result in) a breach of or default under any term or provision of any agreement or contract, oral or written, to which the Company is a party or is bound.

                  4.2 Brokers. No broker, finder or other person is entitled to any broker's, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby by reason of any claim arising by, through or under the Company.

                  4.3 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         5.       Miscellaneous.

                  5.1 Legal Advice and Construction of Agreement. Each party represents that it has received independent legal advice with respect to the advisability of entering into this Agreement and neither has been entitled to rely upon or has in fact relied upon the legal or other advice of the other party or such other party's counsel in entering into this Agreement. Each party has participated in the drafting and preparation of this Agreement, and accordingly, in any construction or interpretation of this Agreement, the same shall not be construed against any party by reason of the source of drafting.

                  5.2 Parties' Understanding. Each party represents that it has carefully read this Agreement, that it has been fully explained to it by its attorney, that it fully understands its

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final and binding effect, that the only promises made to it to sign the
Agreement are those stated above, and that it is signing this Agreement voluntarily.

                  5.3 Entire Agreement. This Agreement constitutes a single integrated contract expressing the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof, and, except as specifically set forth herein, there are no other agreements, representations, promises or inducements, written or oral, express or implied, between the parties hereto with respect to the subject matter hereof.

                  5.4 Amendment and Waiver. This Agreement and each provision hereof may be amended, modified, supplemented or waived only by a written document specifically identifying this Agreement and duly executed by each party hereto or the authorized representative of such party. Except as expressly provided in this Agreement, no course of dealing between the parties hereto and no delay in exercising any right, power or remedy conferred hereby or now or hereafter existing at law, in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such rights, power or remedy.

                  5.5 California Law and Location. This Agreement was negotiated, executed and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with and governed by the internal laws (and not the conflict of laws) of the State of California applicable to the construction and enforcement of contracts between parties resident in California which are entered into and fully performed in California. Any action or proceeding arising out of, relating to or concerning this Agreement, including, without limitation, any claim of breach of contract, shall be filed in the state courts of Santa Clara County, California, or in a United States District Court in the Northern District of California and in no other location. The parties hereby waive the right to object to such location on the basis of venue.

                  5.6 Survival. The definitions, representations and warranties herein shall survive the execution and delivery of this Agreement and each party hereto is estopped from making a claim which conflicts with its respective representations and warranties hereunder.

                  5.7 Specific Performance. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed by any party hereto in accordance with their terms or are otherwise breached, then the other parties hereto will suffer immediate and irreparable harm or injury for which money damages will not be an adequate remedy. Accordingly, the parties hereto each agree with the other that, in addition to any other remedies, each party hereto shall be entitled to an injunction restraining any violation or threatened violation by any other party hereto of the provisions of this Agreement and a decree ordering such other party to specifically perform its obligations under this Agreement. In the event that any claim in equity shall be brought by any party hereto in an arbitration, before a court or otherwise to enforce the provisions of the Agreement, none of the other parties hereto shall allege, and each of the other parties hereto hereby waives the defense, that there is an adequate remedy at law.

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                  5.8       Severability. If any provision of this Agreement
shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired hereby.


                  5.9 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year written above.

         THE COMPANY:

         LEXAR MEDIA, INC.



         By: /s/ Eric B. Stang
             ----------------------
         Name:   Eric B. Stang
         Title:  President and Chief Executive Officer


         SELLER:

         /s/ Petro Estakhri
         -------------------------
         Petro Estakhri

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                                                                       EXHIBIT A

                                   Stock Power
                                   -----------

                           STOCK POWER AND ASSIGNMENT

                            SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Stock Repurchase and Note Cancellation Agreement dated as of April 29, 2002 (the "Agreement"), the undersigned hereby sells, transfers, assigns and delivers unto Lexar Media, Inc., a Delaware corporation (the "Company"), ______ shares of the Common Stock of the Company standing in the undersigned's name on the books of the Company represented by Certificate No. ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated:
      -------------------------


                                                       SELLER


                                                       -------------------------
                                                       Petro Estakhri


                                                       -------------------------


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